UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 2, 2007
STANDARD AERO HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	333-124394 (Commission File Number)	98-0432892 (IRS Employer Identification No.)
500-1780 Wellington Avenue
Winnipeg, Manitoba, Canada R3H 1B3
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (204) 987-8860
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 7.01 Regulation FD Disclosure
     On April 2, 2007, Standard Aero Acquisition Holdings, Inc. (“Standard Aero”), the corporate parent of the registrant, Standard Aero Holdings, Inc., entered into an Agreement and Plan of Merger (the “Agreement”) pursuant to which Dubai Aerospace Enterprise LTD (“DAE”) agreed to purchase Standard Aero and Piedmont/Hawthorne Holdings, Inc. (d/b/a Landmark Aviation) (“Landmark”) from The Carlyle Group and certain members of the companies’ management for aggregate consideration of $1.8 billion, with $1.034 billion being allocated to the purchase of Standard Aero. The Agreement provides that DAE will divest the fixed-base operations, or FBO, and other non-core assets of Landmark to a yet-to-be-identified unaffiliated third party.
     The parties to the Agreement are Standard Aero, Landmark, SAH Merger Sub, Inc., LMA Merger Sub, Inc., DAE and TC Group L.L.C., an affiliate of The Carlyle Group. The acquisition of each of Standard Aero and Landmark are conditioned on the acquisition of the other and are subject to certain customary conditions as well as government approvals including with respect to the Committee on Foreign Investment in the United States (“CFIUS”). Representatives of Standard Aero, Landmark and DAE have provided an informal informational briefing with respect to the transaction to CFIUS, and expect to make a voluntary formal filing with CFIUS shortly after the date hereof. The transactions are expected to close during the third calendar quarter of 2007.
Forward-Looking Statements
     The discussion in this Current Report on Form 8-K includes forward-looking statements within the meaning of federal securities regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results and events. Forward-looking statements are not guarantees of future performance or events and involve known and unknown risks, uncertainties and other factors that may cause the actual events or results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to the risks and uncertainties associated with Standard Aero’s business described in its filings with the SEC including its Annual Report on Form 10-K filed March 13, 2007, as well as the risk that the transactions contemplated by the Agreement may not be consummated. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information is as of the date of this filing and Standard Aero undertakes no obligation to update any forward-looking statement to conform the statement to actual events or results or changes in expectations.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD AERO HOLDINGS, INC.

Date: April 2, 2007	By:	/s/ Bradley Bertouille

Bradley Bertouille Chief Financial Officer